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                                                                    Exhibit 10.2



                      AMENDMENT NO. 4 TO EXCHANGE AGREEMENT

         AMENDMENT, dated as of May 6, 1996, by and among Spelling Entertainment Group Inc., a Delaware corporation and successor-in-interest to Spelling Entertainment Group Inc., a Florida corporation (the "Company"), Blockbuster Entertainment Group on behalf of Viacom Inc., as successor-in-interest to Blockbuster Entertainment Corporation, a Delaware corporation ("BEG") and SEGI Holding Co. (formerly known as Blockbuster Interactive Entertainment, Inc.), a Delaware corporation ("SHC"), to that certain Exchange Agreement entered into by and among the Company, BEG and SHC as of June 30, 1994, and Amendment No. 1 to Exchange Agreement, dated as of July 8, 1995, Amendment No. 2 to Exchange Agreement, dated as of November 7, 1995 and Amendment No. 3 to Exchange Agreement, dated as of February 22, 1996 (the "Agreement").

         WHEREAS, the Company, BEG and SHC have agreed to amend certain provisions of the Agreement pertaining to BEG's Put Right and the Company's Call Right;

         NOW, THEREFORE, in consideration of the premises and pursuant to
Section 12.3 of the Agreement, the Company, BEG and SHC hereby agree as follows:

              1. Section 10.5(c) of the Agreement is hereby amended to read in its entirety as follows:

                   (c) The options provided for in this Section 10.5 are collectively referred to herein as the "Put Right." The Put Right may be exercised by BEG at any time within the six month period commencing on May 6, 1996 and concluding on November 5, 1996.

              2. Section 10.6(b) of the Agreement is hereby amended to read in its entirety as follows:

                   (b) The options provided for in this Section 10.6 are
              referred to herein as the "Call Right." The Call Right may be exercised by the Company at any time within the six month period commencing on May 6, 1996 and concluding on November 5, 1996.

              3.   This Amendment shall be deemed effective as of  May 6, 1996.

              4. Except as expressly provided in this Amendment, the Agreement shall not be deemed amended, modified or altered in any manner whatsoever.

              5. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.
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         IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 4 to
Exchange Agreement to be duly executed on this __ day of May, 1996.

                                       SPELLING ENTERTAINMENT GROUP INC.

                                       By: /s/ Thomas P. Carson
                                          --------------------------------------

                                       Title:  Executive Vice President
                                             -----------------------------------



                                       SEGI HOLDING CO.

                                       By: /s/ Michael D. Fricklas
                                          --------------------------------------

                                       Title: Senior Vice President
                                             -----------------------------------



                                       BLOCKBUSTER ENTERTAINMENT GROUP,
                                        on behalf of Viacom Inc.

                                       By: /s/ Michael D. Fricklas
                                          --------------------------------------

                                       Title: Senior Vice President
                                             -----------------------------------



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